UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07381

T. Rowe Price Health Sciences Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Health Sciences Fund	June 30, 2022
PRHSX	Investor Class
THISX	I Class
T. ROWE PRICE Health Sciences Fund

HIGHLIGHTS

■	The Health Sciences Fund outperformed its benchmark and the broad equity market in the six months ended June 30, 2022.

■	Security selection and sector weighting both drove outperformance. The services and pharmaceuticals subsectors contributed the most to relative performance, while life sciences was the only subsector that detracted.

■	Overall, we remain true to our philosophy of investing in highly innovative therapeutic companies and companies that can improve the standard of care in a cost-effective manner, which has served us well over time.

■	We are positive on the long-term prospects for investing in the health care sector, which is in the midst of a transformative decade of innovation, creating significant investment opportunity over a broad array of health care companies. Advances in technology and medicine are leading to new pathways in biology and a better understanding of disease drivers.

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Market Commentary

Dear Shareholder

Major stock and bond indexes produced sharply negative results during the first half of 2022 as investors contended with persistently high inflation, tightening financial conditions, and slowing growth.

After reaching an all-time high on January 3, the S&P 500 Index finished the period down about 20%, the worst first half of a calendar year for the index since 1970. Double-digit losses were common in equity markets around the globe, and bond investors also faced a historically tough environment amid a sharp rise in interest rates.

Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Emerging markets stocks held up somewhat better than shares in developed markets due to the strong performance of some oil-exporting countries. Meanwhile, the U.S. dollar strengthened during the period, which weighed on returns for U.S. investors in international securities.

Within the S&P 500, energy was the only bright spot, gaining more than 30% as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch. Typically defensive shares, such as utilities, consumer staples, and health care, finished in negative territory but held up relatively well. The consumer discretionary, communication services, and information technology sectors were the weakest performers. Shares of some major retailers fell sharply following earnings misses driven in part by overstocked inventories.

Inflation remained the leading concern for investors throughout the period. Despite hopes in 2021 that the problem was transitory, and later expectations that inflation would peak in the spring, headline consumer prices continued to grind higher throughout the first half of 2022. The war in Ukraine exacerbated already existing supply chain problems, and other factors, such as the impact of the fiscal and monetary stimulus enacted during the pandemic and strong consumer demand, also pushed prices higher. The May consumer price index report (the last to be issued during our reporting period) showed prices increasing 8.6% over the 12-month period, the largest jump since late 1981.

In response, the Federal Reserve, which at the end of 2021 had forecast that only three 25-basis-point (0.25 percentage point) rate hikes would be necessary in all of 2022, rapidly shifted in a hawkish direction and executed three rate increases in the first six months of the year. The policy moves included hikes of 25, 50, and 75 basis points—the largest single increase since 1994—increasing the central bank’s short-term lending benchmark from near zero to a target range of 1.50% to 1.75% by the end of June. In addition, the Fed ended the purchases of Treasuries and agency mortgage-backed securities that it had begun to support the economy early in the pandemic and started reducing its balance sheet in June.

Longer-term bond yields also increased considerably as the Fed tightened monetary policy, with the yield on the benchmark 10-year U.S. Treasury note reaching 3.49% on June 14, its highest level in more than a decade. (Bond prices and yields move in opposite directions.) Higher mortgage rates led to signs of cooling in the housing market.

The economy continued to add jobs during the period, and other indicators pointed to a slowing but still expanding economy. However, the University of Michigan consumer sentiment index dropped in June to its lowest level since records began in 1978 as higher inflation expectations undermined confidence.

Looking ahead, investors are likely to remain focused on whether the Fed can tame inflation without sending the economy into recession, a backdrop that could produce continued volatility. We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The Health Sciences Fund returned -17.63% in the six-month period ended June 30, 2022. The fund outperformed its benchmark, the Lipper Health/Biotechnology Funds Index, and the broad equity market as measured by the S&P 500 Index. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Security choices and sector weighting both contributed to the portfolio’s relative outperformance. We believe our focus on bottom-up stock selection will be the primary long-term performance driver as shown in the Growth of $10,000 chart on page 10.

Despite finishing the period with negative returns, services was the second-best-performing subsector within the benchmark. The portfolio’s overweight allocation to the group, particularly our larger exposure to managed care companies such as UnitedHealth Group and Elevance Health, assisted relative returns. With pandemic headwinds declining and political overhangs abating, managed care stocks broadly outperformed. Additionally, these are largely domestic-oriented businesses that have demonstrated the ability to adjust price and/or benefits in response to cost inflation, which investors have appreciated.

Constructive stock selection and an overweight position in the pharmaceuticals subsector also assisted relative results. Shares of leading pharmaceutical company Merck benefited from consecutive positive quarterly earnings reports during the period, driven by strong sales of Lagevrio, its oral antiviral medication to treat COVID-19, and solid performances from its cancer immunotherapy Keytruda, its human papillomavirus vaccine Gardasil, and its animal health business. We like the company’s strong balance sheet and cash flows as well as its earnings potential over the medium term, driven by higher revenues, solid portfolio mix, operating leverage, and beneficial capital allocation toward mergers and acquisitions (M&A) and share repurchases.

The portfolio’s underweight exposure to biotechnology names also added value, as the subsector recorded a significant loss during the period. While some larger-cap biotech companies with relatively large revenue bases, diversified drug portfolios, and high operating margins outperformed, earlier-stage, long duration biotech companies with smaller revenue bases, long intellectual property runways, and generally lower profitability struggled. Many were pressured by rising interest rates, with investors rotating away from highly valued, higher-growth stocks early in the year. A host of clinical trial failures and muted M&A activity also weighed on the subsector.

Stock choices in the products and devices subsector also contributed to relative performance; however, an overweight allocation to the subsector capped gains. A position in Becton, Dickinson & Company was beneficial as the stock held up reasonably well amid significant headwinds to the subsector. The company benefited from organic revenue growth, driven by its diversified portfolio of medical equipment devices and life sciences tools as well as continued demand for COVID-19 testing, early in the period. The defensive, recurring nature of the company’s business has helped insulate it from macro volatility, and it has begun to pass on inflationary pricing to its customers, which should help preserve margins.

Life sciences was the only industry to detract from relative returns, as an overweight allocation hurt performance. The subsector underperformed during the period as several companies with bioprocessing exposure struggled due to concerns of a slowdown in COVID-19 vaccine-related demand. Positions in smaller-cap companies within the subsector were also hurt by fears of further central bank tightening, which led investors to sell stocks perceived as higher risk.

How is the fund positioned?

From a high level, the areas that we have always favored (companies developing innovative, game-changing therapies and companies that are improving the standard of care in a cost-effective manner) will remain areas we focus on because that is where we think investors can realize long-term value add. We generally maintain our larger positions in established companies that we think can compound earnings at a double-digit rate, and, at the opposite end of the spectrum, we hold riskier biotechnology companies in which we’ve done a lot of research, using position sizing to manage that risk.

While our biotechnology weighting has recently drifted lower, largely due to the underperformance of the group, we maintain an optimistic outlook for the subsector going forward. Our understanding of biology is increasing significantly, and we believe we are on the cusp of a significant wave of innovation that should lead to meaningful drug launches that will cure diseases or dramatically improve quality of life over the next five to 10-plus years. During the first six months of 2022, we added to our position in Novocure on weakness as shares pulled back from their 2021 highs. The company is developing tumor-treating fields therapies aimed at disrupting solid tumor cancer cell division to extend survival for patients, which we think hold promise. As for sales, we eliminated our position in Amgen on strength. While the company has a growing dividend, solid cash flow generation, and a strong internal research and development program, we think the stock has become more fairly valued following its recent move higher supported by investor interest in companies with pharma-like profiles.

Within pharmaceuticals, we continue to seek companies with low price-to-earnings multiples that can expand upon their multiple through research and development investment and increase the asset life of their portfolio. We also prefer to invest in companies with innovative portfolios, which have more pricing power. In the subsector, we have significant positions in Eli Lilly and AstraZeneca. During the period, we purchased shares of Daiichi Sankyo, a Japanese pharmaceutical company with global presence in oncology. The company’s antibody-drug conjugates platform has shown promising results in breast cancer treatments, and we believe that it could have wider applicability across other cancer indications over the medium to long term.

Within services, our largest exposure is in managed care, where fundamentals remain strong, valuations are reasonable, and political overhangs have largely abated. The industry also remains attractively positioned in the current market, given broader market interest rate and inflation fears, which are both beneficial for managed care companies. Within the space, we have meaningful exposure to UnitedHealth Group, Centene, and Humana. Our largest addition in the sector was Veeva Systems, a cloud-based content management platform primarily serving the life sciences industry.

We maintain an overweight to life sciences companies, where fundamentals remain exceptional, underpinned by strong biopharma research and development spending and elevated life sciences funding. Within the space, we have core positions in Thermo Fisher Scientific and Danaher.

What is portfolio management’s outlook?

Broadly speaking, the near-term outlook for equity markets is still highly uncertain given the possibility of further drawdowns in the face of continued macro-driven headwinds of accelerating inflation and rising interest rates that have raised recessionary fears. Within health care, these headwinds have had a more pronounced impact on longer-duration small- and mid-cap stocks, where our portfolio tends to have a larger exposure, particularly within the biotechnology space. However, our long-term outlook for the health care sector has not changed. We think our emphasis on taking a longer-term view and identifying investment ideas through fundamental, bottom-up research will continue to add value for our clients, and we remain opportunistic, with an eye toward long-term value creation.

We remain excited about the tremendous innovations that have happened and are happening with the tools and technologies that help develop medicines. Our understanding of biology and the genetic causes of disease are improving the process and efficiency of drug discovery, which is enabling innovative companies to develop therapeutics in areas that were previously untreatable or poorly treated. However, the record number of new companies focused on drug development over the last few years and the incredible pace of technological innovations has made it harder to predict long-term winners in what was already an idiosyncratic area of the market. We are focused on identifying companies with good products and scientific acumen that we think can be successful in the long term.

As macro-level uncertainties resolve themselves and begin to stabilize, we think there will be compelling investment opportunities in many different areas of health care. In addition to the biopharma space, we are seeing a real revolution in medical technology and life sciences, and the growth algorithm for large-scale managed care companies remains attractive. Overall, we remain confident in our investment framework, focused on companies that introduce highly innovative medical therapies and businesses that provide quality outcomes in a cost-effective manner, and we believe the portfolio is well positioned to add value over time.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISKS OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks, such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

BENCHMARK INFORMATION

Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/22
UnitedHealth Group	8.6%
Thermo Fisher Scientific	5.3
Eli Lilly	4.4
Danaher	3.9
AstraZeneca	3.4
Intuitive Surgical	2.9
Elevance Health	2.7
Vertex Pharmaceuticals	2.6
Pfizer	2.6
Centene	2.3
Merck	2.3
Humana	2.2
Argenx	2.2
AbbVie	2.2
Regeneron Pharmaceuticals	2.0
Stryker	2.0
Becton, Dickinson & Company	1.8
Agilent Technologies	1.7
Moderna Therapeutics	1.4
Hologic	1.4
Alnylam Pharmaceuticals	1.3
Cigna	1.3
Molina Healthcare	1.3
Shockwave Medical	1.1
Veeva Systems	1.1
Total	**64.0%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 94.3%		
BIOTECHNOLOGY 20.6%		
International-Biotechnology 0.0%		
Ideaya Biosciences (1)	145,288	2,005
		2,005
Major Biotechnology 5.7%		
Biogen (1)	301,537	61,495
BioNTech, ADR	1,011,047	150,747
Celldex Therapeutics (1)	375,612	10,127
Exact Sciences (1)	1,249,822	49,231
Exact Sciences CMO Milestone, Acquisition Date: 1/6/21, Cost $— (1)(2)(3)	3,726,272	2,310
Exact Sciences Expense Fund, Acquisition Date: 1/6/21, Cost $— (1)(2)(3)	3,795	3
Exact Sciences FDA Milestone, Acquisition Date: 1/6/21, Cost $— (1)(2)(3)	1,863,136	1,155
Neurocrine Biosciences (1)	392,704	38,281
Royalty Pharma, Class A	1,596,097	67,100
Seagen (1)	556,050	98,388
Vertex Pharmaceuticals (1)	1,424,831	401,503
		880,340
Other Biotechnology 14.9%		
Aadi Bioscience (1)	150,289	1,852
ACADIA Pharmaceuticals (1)	1,418,504	19,987
Acerta Future Payments, EC, Acquisition Date: 6/30/21, Cost $16,465 (1)(2)(3)	16,465,269	14,440
Adaptive Biotechnologies (1)	735,102	5,947
ADC Therapeutics (1)	938,266	7,459
Agios Pharmaceuticals (1)	402,037	8,913
Alector (1)	449,173	4,564
Allogene Therapeutics (1)	1,849,121	21,080
Alnylam Pharmaceuticals (1)	1,408,870	205,484
Apellis Pharmaceuticals (1)	1,032,213	46,677
Arvinas (1)	498,429	20,979
Ascendis Pharma, ADR (1)	807,466	75,062
Avidity Biosciences (1)	1,041,202	15,129
BeiGene, ADR (1)	160,121	25,916
Blueprint Medicines (1)	747,024	37,732
C4 Therapeutics (1)	565,339	4,263
Centessa Pharmaceuticals, ADR (1)	964,203	4,696
Cerevel Therapeutics Holdings (1)	1,572,641	41,581
CRISPR Therapeutics (1)	281,453	17,104
Day One Biopharmaceuticals (1)	512,964	9,182

Denali Therapeutics (1)	1,318,485	38,803
Design Therapeutics (1)	251,194	3,517
DICE Therapeutics (1)	567,363	8,805
Dynamics Special Purpose SPAC/Senti Biosciences PIPE (1)(4)	528,935	987
Enanta Pharmaceuticals (1)	112,815	5,333
EQRx (1)	969,834	4,548
EQRx, Warrants, 4/29/21 (1)	244,145	198
Evotec (EUR) (1)	485,294	11,763
Exelixis (1)	2,783,478	57,952
Fate Therapeutics (1)	928,365	23,005
Flame Biosciences, Acquisition Date: 9/28/20, Cost $5,500 (1)(2)(3)	839,721	3,854
F-star Therapeutics (1)	435,679	2,727
Generation Bio (1)	1,701,149	11,159
Genmab (DKK) (1)	317,461	102,999
Ginkgo Bioworks, Acquisition Date: 9/17/21, Cost $— (1)(3)	212,706	203
Ginkgo Bioworks, Acquisition Date: 9/17/21, Cost $— (1)(3)	212,706	186
Ginkgo Bioworks, Acquisition Date: 9/17/21, Cost $— (1)(3)	212,706	171
Global Blood Therapeutics (1)	139,910	4,470
Gyroscope Therapeutics, Milestone Payment 1, Acquisition Date: 2/18/22, Cost $5,684 (1)(2)(3)	5,683,928	1,973
Gyroscope Therapeutics, Milestone Payment 2, Acquisition Date: 2/18/22, Cost $3,788 (1)(2)(3)	3,788,007	548
Gyroscope Therapeutics, Milestone Payment 3, Acquisition Date: 2/18/22, Cost $3,788 (1)(2)(3)	3,788,007	457
IGM Biosciences (1)	329,871	5,948
Imago Biosciences (1)	542,288	7,261
Immuneering, Class A (1)(5)	1,640,387	8,874
Immunocore Holdings, ADR (1)	232,546	8,676
Incyte (1)	1,471,039	111,755
Insmed (1)	2,322,433	45,798
Intellia Therapeutics (1)	325,738	16,860
Ionis Pharmaceuticals (1)	1,569,013	58,085
Iovance Biotherapeutics (1)	1,542,071	17,024
IVERIC bio (1)	1,570,667	15,110
Karuna Therapeutics (1)	352,514	44,597
Kodiak Sciences (1)	474,931	3,628
Kronos Bio (1)	120,931	440
Kymera Therapeutics (1)	662,059	13,036
Longboard Pharmaceuticals (1)	512,527	1,584
Lonza Group (CHF)	40,785	21,785
Lyell Immunopharma (1)	1,793,575	11,694
MeiraGTx Holdings (1)	326,222	2,469
Mirati Therapeutics (1)	341,021	22,893
Moderna (1)	1,540,161	220,012
Monte Rosa Therapeutics (1)	1,247,982	12,068

MoonLake Immunotherapeutics (1)	290,641	1,526
MoonLake Immunotherapeutics, Acquisition Date: 10/4/21, Cost $4,417 (1)(3)	441,652	2,203
Morphic Holding (1)	200,195	4,344
Novocure (1)	1,327,329	92,249
Nurix Therapeutics (1)	296,519	3,757
Pardes Biosciences (1)	467,123	1,434
Prelude Therapeutics (1)	195,903	1,023
Progenic Pharmaceuticals, CVR (2)	842,223	891
Prothena (1)	581,579	15,790
PTC Therapeutics (1)	274,169	10,983
RAPT Therapeutics (1)	692,900	12,645
Regeneron Pharmaceuticals (1)	536,010	316,852
REGENXBIO (1)	152,770	3,773
Relay Therapeutics (1)	951,333	15,935
Repare Therapeutics (1)	96,272	1,347
Repligen (1)	188,172	30,559
Replimune Group (1)	1,002,148	17,518
REVOLUTION Medicines (1)	878,316	17,118
Rocket Pharmaceuticals (1)	296,615	4,081
Sage Therapeutics (1)	635,549	20,528
Sana Biotechnology (1)	1,036,672	6,666
Sarepta Therapeutics (1)	473,528	35,496
Scholar Rock, Warrants, 12/31/25, Acquisition Date: 6/17/22, Cost $— (1)(3)	151,540	624
Scholar Rock Holding (1)	1,530,348	8,402
SpringWorks Therapeutics (1)	172,620	4,250
Stoke Therapeutics (1)	276,804	3,657
Tenaya Therapeutics (1)	649,011	3,654
Theseus Pharmaceuticals (1)	1,091,921	6,038
Ultragenyx Pharmaceutical (1)	1,556,920	92,886
uniQure (1)	356,365	6,643
Vividion Therapeutics, Milestone Payment, Acquisition Date: 8/25/21, Cost $— (1)(2)(3)	2,328,482	1,211
Vividion Therapeutics, Milestone Payment, Acquisition Date: 8/25/21, Cost $— (1)(2)(3)	1,746,361	1,090
Vividion Therapeutics, Milestone Payment 3, Acquisition Date: 8/25/21, Cost $— (1)(2)(3)	1,746,361	757
Xencor (1)	707,905	19,375
Zai Lab, ADR (1)	394,691	13,688
Zentalis Pharmaceuticals (1)	574,009	16,130
		2,316,425
Total Biotechnology		3,198,770

LIFE SCIENCES 13.3%		
Life Sciences 13.3%		
Agilent Technologies	2,176,203	258,468
Bio-Techne	101,177	35,072
Bruker	1,875,958	117,735
Danaher	2,376,775	602,560
Dynamics Special Purpose, Acquisition Date: 12/20/21, Cost $— (1)(3)	115,996	217
Ginkgo Bioworks Holdings, Class A (1)	2,520,233	5,998
Maravai LifeSciences Holdings, Class A (1)	537,310	15,265
Mettler-Toledo International (1)	45,284	52,021
Olink Holding, ADR (1)	1,943,621	29,543
Pacific Biosciences of California (1)	2,092,711	9,250
Quanterix (1)	328,186	5,313
Rapid Micro Biosystems, Class A (1)	631,114	2,714
Seer (1)	1,131,757	10,129
Senti Biosciences (1)	1,039,155	2,042
SomaLogic (1)	3,272,859	14,793
SomaLogic, Warrants, 8/31/26 (1)	110,601	84
SomaLogic, Earn Out Shares $20, Acquisition Date: 9/2/21, Cost $— (1)(3)	3,873,442	45
Thermo Fisher Scientific	1,527,767	830,005
Twist Bioscience (1)	381,828	13,349
Waters (1)	152,634	50,519
Total Life Sciences		2,055,122
MISCELLANEOUS 0.2%		
Miscellaneous 0.2%		
BCLS Acquisition, Class A (1)	566,129	5,605
Health Sciences Acquisitions Corp 2 (1)	608,298	6,059
Revolution Healthcare Acquisition (1)	1,306,505	12,810
Total Miscellaneous		24,474
PHARMACEUTICALS 16.2%		
Major Pharmaceuticals 16.2%		
AbbVie	2,183,538	334,431
AstraZeneca, ADR	7,928,936	523,865
Daiichi Sankyo (JPY)	4,839,700	123,086
Eli Lilly	2,101,142	681,253
Merck	3,842,253	350,298
Pfizer	7,623,871	399,719
Roche Holding (CHF)	319,970	106,966
Total Pharmaceuticals		2,519,618

PRODUCTS & DEVICES 18.1%

Capital Equipment 0.5%

PROCEPT BioRobotics (1)	1,006,925	32,916
STERIS	248,638	51,257
		84,173

Implants 7.9%

AtriCure (1)	129,878	5,307
Becton Dickinson & Company	1,155,392	284,839
Intuitive Surgical (1)	2,228,194	447,221
iRhythm Technologies (1)	360,206	38,913
Stryker	1,556,540	309,642
Teleflex	346,371	85,155
Verily Life Sciences, Series B, Acquisition Date: 1/23/19, Cost $13,998 (1)(2)(3)	113,564	10,032
Zimmer Biomet Holdings	466,674	49,029
		1,230,138

Other Products & Devices 9.7%

10X Genomics, Class A (1)	681,624	30,843
Alcon (CHF)	1,008,555	70,721
Argenx, ADR (1)	893,992	338,716
Avantor (1)	4,389,395	136,510
Burning Rock Biotech, ADR (1)	202,409	589
Catalent (1)	1,019,867	109,422
Cooper	219,697	68,792
Dexcom (1)	1,064,640	79,348
Hologic (1)	3,133,675	217,164
Inari Medical (1)	284,827	19,365
Insulet (1)	384,030	83,695
Lantheus Holdings (1)	632,562	41,768
Masimo (1)	99,337	12,980
Nevro (1)	194,649	8,531
Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $31,622 (1)(2)(3)	8,397,988	5,543
Penumbra (1)	580,491	72,283
Saluda Medical, Warrants, 1/1/23, Acquisition Date: 1/20/22, Cost $— (1)(2)(3)	207,185	—
Shockwave Medical (1)	920,890	176,047
Warby Parker, Class A (1)	2,354,723	26,514
		1,498,831
Total Products & Devices		2,813,142

SERVICES 22.7%		
Distribution 0.1%		
Option Care Health (1)	691,243	19,210
		19,210
Information 1.5%		
Doximity, Class A (1)	1,713,628	59,668
Sema4 Holdings (1)	1,244,887	1,569
Sema4 Holdings, Warrants, 9/24/27 (1)	253,101	82
Sophia Genetics (1)	687,458	2,489
Veeva Systems, Class A (1)	863,123	170,933
		234,741
Other Services 1.8%		
Agiliti (1)	654,423	13,422
Certara (1)	713,128	15,304
Elanco Animal Health (1)	693,569	13,615
Guardant Health (1)	913,097	36,834
Phreesia (1)	254,358	6,361
West Pharmaceutical Services	543,621	164,375
Wuxi Biologics Cayman (HKD) (1)	2,850,500	26,411
		276,322
Payors 18.5%		
Alignment Healthcare (1)	1,043,494	11,906
Centene (1)	4,280,190	362,147
Cigna	752,935	198,414
Elevance Health	870,416	420,045
Humana	745,262	348,835
Molina Healthcare (1)	696,059	194,625
UnitedHealth Group	2,608,053	1,339,574
		2,875,546
Providers 0.8%		
agilon health (1)	387,556	8,460
HCA Healthcare	569,081	95,640
Oak Street Health (1)	363,443	5,975
Surgery Partners (1)	527,371	15,252
		125,327
Total Services		3,531,146
Total Miscellaneous Common Stocks 3.2% (6)		489,302
Total Common Stocks (Cost $7,951,781)		**14,631,574**

CONVERTIBLE PREFERRED STOCKS 5.2%

BIOTECHNOLOGY 1.7%

Other Biotechnology 1.7%

Affinivax, Series C, Acquisition Date: 1/6/21, Cost $13,396 (1)(2)(3)	424,076	29,299
Arbor Bio, Series B, Acquisition Date: 10/29/21, Cost $8,828 (1)(2)(3)	532,759	8,828
Chroma Medicine, Series A, Acquisition Date: 10/12/21, Cost $11,040 (1)(2)(3)(5)	5,207,526	11,040
Delfi Diagnostics, Series A, Acquisition Date: 1/12/21-4/7/22, Cost $7,107 (1)(2)(3)	3,426,868	16,605
Delfi Diagnostics, Series B, Acquisition Date: 6/10/22, Cost $8,980 (1)(2)(3)	1,853,138	8,979
Eikon Therapeutics, Series B, Acquisition Date: 12/3/21, Cost $18,021 (1)(2)(3)	1,018,820	18,021
EndeavorBio, Series B, Acquisition Date: 1/21/22, Cost $8,808 (1)(2)(3)	1,867,734	8,808
FOG Pharma, Series C, Acquisition Date: 1/11/21-8/2/21, Cost $6,251 (1)(2)(3)	431,391	6,251
Generate Bio, Series B, Acquisition Date: 9/2/21, Cost $22,096 (1)(2)(3)	1,864,632	22,096
Genesis Therapeutics, Series A, Acquisition Date: 11/24/20, Cost $4,236 (1)(2)(3)	829,412	4,236
Insitro, Series B, Acquisition Date: 5/21/20, Cost $5,505 (1)(2)(3)	883,580	16,162
Insitro, Series C, Acquisition Date: 4/7/21, Cost $10,762 (1)(2)(3)	588,382	10,762
Laronde, Series B, Acquisition Date: 7/28/21, Cost $32,757 (1)(2)(3)	1,169,887	32,757
Nutcracker Therapeutics, Series C, Acquisition Date: 8/27/21, Cost $11,050 (1)(2)(3)	1,027,785	11,050
Odyssey Therapeutics, Series B, Acquisition Date: 5/13/22, Cost $7,048 (1)(2)(3)	1,115,915	7,048
Prime Medicine, Series B, Acquisition Date: 4/19/21, Cost $7,119 (1)(2)(3)	1,625,121	7,119
Ring Therapeutics, Series B, Acquisition Date: 4/12/21, Cost $9,004 (1)(2)(3)	978,705	9,004
SalioGen Therapeutics, Series B, Acquisition Date: 12/10/21, Cost $11,024 (1)(2)(3)	104,129	11,024
Scribe Therapeutics, Series B, Acquisition Date: 3/17/21, Cost $6,219 (1)(2)(3)	1,027,755	6,219
Sionna Therapeutics, Series B, Acquisition Date: 2/2/22, Cost $5,284 (1)(2)(3)	541,277	5,284
Tessera Therapeutics, Series C, Acquisition Date: 2/25/22, Cost $7,915 (1)(2)(3)	387,032	7,915
Treeline, Series A, Acquisition Date: 4/9/21, Cost $7,220 (1)(2)(3)	922,369	7,220
Total Biotechnology		265,727

CONSUMER NONDURABLES 0.6%		
Healthcare Services 0.6%		
Capsule, Series D, Acquisition Date: 4/7/21, Cost $12,364 (1)(2)(3)	853,213	10,528
Color Health, Series D, Acquisition Date: 12/17/20, Cost $11,180 (1)(2)(3)	296,922	29,683
Color Health, Series D-1, Acquisition Date: 1/13/20, Cost $9,358 (1)(2)(3)	438,696	43,856
Color Health, Series E, Acquisition Date: 10/26/21, Cost $4,414 (1)(2)(3)	44,149	4,414
Total Consumer Nondurables		88,481
LIFE SCIENCES 1.2%		
Life Sciences 1.2%		
Cellanome, Series A, Acquisition Date: 12/30/21, Cost $11,023 (1)(2)(3)(5)	1,993,387	11,023
Chromacode, Series D-1, Acquisition Date: 2/28/22, Cost $2,202 (1)(2)(3)	3,137,582	2,039
Chromacode, Series D-2, Acquisition Date: 2/28/22, Cost $2,202 (1)(2)(3)	2,605,184	1,693
Clear Labs, Series C, Acquisition Date: 5/13/21, Cost $13,294 (1)(2)(3)	3,830,773	13,294
DNA Script, Series C, Acquisition Date: 12/16/21, Cost $21,371 (EUR) (1)(2)(3)	25,201	19,807
Element Biosciences, Series C, Acquisition Date: 6/21/21, Cost $17,704 (1)(2)(3)	861,217	17,704
Inscripta, Series E, Acquisition Date: 3/30/21, Cost $12,829 (1)(2)(3)	1,452,941	8,107
Lumicks Tech, Series D, Acquisition Date: 4/14/21, Cost $8,875 (1)(2)(3)	4,954	9,480
National Resilience, Series B, Acquisition Date: 10/23/20, Cost $16,458 (1)(2)(3)	1,204,832	73,170
National Resilience, Series C, Acquisition Date: 6/9/21, Cost $18,957 (1)(2)(3)	426,855	25,923
Total Life Sciences		182,240
PRODUCTS & DEVICES 0.2%		
Capital Equipment 0.1%		
Reflexion Medical, Series C, Acquisition Date: 4/3/18, Cost $4,243 (1)(2)(3)	2,507,885	5,945
Reflexion Medical, Series D, Acquisition Date: 4/3/20, Cost $2,142 (1)(2)(3)	1,123,437	2,663
Reflexion Medical, Series E, Acquisition Date: 3/1/22, Cost $4,403 (1)(2)(3)	1,857,286	4,403
		13,011

Implants 0.1%		
Kardium, Series D-5, Acquisition Date: 11/29/18, Cost $8,574 (1)(2)(3)(5)	8,849,057	8,989
Kardium, Series D-6, Acquisition Date: 1/8/21, Cost $12,516 (1)(2)(3)(5)	12,320,393	12,516
		21,505
Other Products & Devices 0.0%		
Saluda Medical, Series D, Acquisition Date: 1/20/22, Cost $8,809 (1)(2)(3)	690,617	8,809
		8,809
Total Products & Devices		43,325
SERVICES 1.5%		
Other Services 1.4%		
Caris Life Sciences, Series C, Acquisition Date: 8/14/20, Cost $10,374 (1)(2)(3)	3,758,668	24,732
Caris Life Sciences, Series D, Acquisition Date: 5/11/21, Cost $18,471 (1)(2)(3)	2,280,334	15,005
Freenome Holdings, Series B, Acquisition Date: 6/24/19, Cost $7,103 (1)(2)(3)	1,558,570	18,189
Freenome Holdings, Series C, Acquisition Date: 8/14/20, Cost $6,139 (1)(2)(3)	928,231	10,832
Freenome Holdings, Series D, Acquisition Date: 11/22/21, Cost $3,971 (1)(2)(3)	526,504	6,144
PrognomIQ, Series A-4, Acquisition Date: 11/15/19, Cost $1,356 (1)(2)(3)(5)	593,540	1,816
PrognomIQ, Series A-5, Acquisition Date: 5/12/20, Cost $1,174 (1)(2)(3)(5)	513,797	1,572
PrognomIQ, Series B, Acquisition Date: 9/11/20, Cost $8,533 (1)(2)(3)(5)	3,734,140	11,427
PrognomIQ, Series C, Acquisition Date: 2/16/22, Cost $3,498 (1)(2)(3)(5)	1,143,244	3,498
Tempus Labs, Series D, Acquisition Date: 3/16/18, Cost $8,876 (1)(2)(3)	946,886	55,753
Tempus Labs, Series E, Acquisition Date: 8/23/18, Cost $10,607 (1)(2)(3)	633,505	38,289
Tempus Labs, Series F, Acquisition Date: 4/30/19, Cost $4,279 (1)(2)(3)	172,826	10,584
Tempus Labs, Series G, Acquisition Date: 2/6/20, Cost $4,284 (1)(2)(3)	111,715	6,924
Tempus Labs, Series G-2, Acquisition Date: 11/19/20, Cost $6,720 (1)(2)(3)	117,271	6,592
		211,357
Providers 0.1%		
Honor Technology, Series D, Acquisition Date: 10/16/20, Cost $7,539 (1)(2)(3)	3,130,941	9,048

Honor Technology, Series E, Acquisition Date: 9/29/21, Cost $6,626 (1)(2)(3)	2,095,807	6,057
		15,105
Total Services		226,462
Total Convertible Preferred Stocks (Cost $542,138)		**806,235**
PREFERRED STOCKS 0.5%		
LIFE SCIENCES 0.5%		
Life Sciences 0.5%		
Sartorius (EUR)	228,191	80,088
Total Life Sciences		80,088
Total Preferred Stocks (Cost $42,968)		**80,088**
SHORT-TERM INVESTMENTS 0.1%		
Money Market Funds 0.1%		
T. Rowe Price Government Reserve Fund, 1.33% (5)(7)	14,169,751	14,170
Total Short-Term Investments (Cost $14,170)		**14,170**
Total Investments in Securities 100.1% of Net Assets (Cost $8,551,057)		**$ 15,532,067**

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 2. Level 3 in fair value hierarchy.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $853,257 and represents 5.5% of net assets.
(4) A portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitment at June 30, 2022, was $5,289 and was valued at $987 (0.0% of net assets).
(5) Affiliated Companies
(6) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(7) Seven-day yield

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation. The fund has two classes of shares: the Health Sciences Fund (Investor Class) and the Health Sciences Fund–I Class (I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2022. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2022, totaled $35,445,000 for the six months ended June 30, 2022.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Private Investments Issued by Special Purpose Acquisition Companies

Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,635,683,000 and $3,200,304,000, respectively, for the six months ended June 30, 2022.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2021, the fund had $26,551,000 of available capital loss carryforwards.

At June 30, 2022, the cost of investments for federal income tax purposes was $8,811,340,000. Net unrealized gain aggregated $6,720,595,000 at period-end, of which $7,626,157,000 related to appreciated investments and $905,562,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.35% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2022, the effective annual group fee rate was 0.29%. Effective May 1, 2021, Price Associates has contractually agreed, at least through April 30, 2023, to waive a portion of its management fee so that an individual fund fee of 0.2975% is applied to the fund’s average daily net assets that are equal to or greater than $25 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. No management fees were waived under this arrangement for the six months ended June 30, 2022.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2022, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $3,640,000 for T. Rowe Price Services, Inc.; and $341,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended June 30, 2022, the fund was charged $66,000 for shareholder servicing costs related to the college savings plans, of which $49,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2022, approximately less than 1% of the outstanding shares of the Investor Class were held by the college savings plans.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of June 30, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 120,608 shares of the I Class, representing less than 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2022, this reimbursement amounted to $284,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/us/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser

The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund

The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Expense Group), the fund’s actual management fee rate ranked in the third quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the second quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract

As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2022